Exhibit 10.1

TERM LOAN AND SECURITY AGREEMENT

THIS TERM LOAN AND SECURITY AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of February 12, 2021 (the “Closing Date”), is by and among Bionik Laboratories Corp., a Delaware corporation (the “Borrower”), the lenders party hereto from time to time (each a “Lender” and collectively, the “Lenders”), and RGD Investissements S.A.S., a company organized under the laws of France, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”).

WHEREAS, the Borrower has a need for working capital and has requested that the Lenders advance certain term loans hereunder from time to time in an aggregate amount not to exceed $3,000,000;

WHEREAS, on and subject to the terms hereof, (x) the Lenders party hereto as of the Closing Date have agreed to provide an initial term loan to the Borrower in an aggregate principal amount of Five Hundred Thousand United States Dollars (US$500,000) on the Closing Date (the “Initial Loan”) and (y) from time to time after the Closing Date, certain Lenders may provide additional term loans pursuant to and in accordance with Section 2 herein;

WHEREAS, to secure Borrower’s Obligations to Collateral Agent and Lenders, the Borrower shall grant to Agent, for the benefit of the Lenders, a first priority, perfected, security interest in the Borrower’s inventory; and

WHEREAS, the advance made hereunder is intended to be repaid to Lenders as soon as the Borrower has raised a minimum of $3,000,000 in proceeds from the issuance of equity, whether common stock, preferred stock, or similar instrument and whether with or without a conversion feature (such issuance, the “Financing Round”).

NOW, THEREFORE, in consideration of the promises, stipulations and considerations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  On the terms and subject to the conditions set forth herein, each Lender shall make an initial term loan to the Borrower on the Closing Date in an amount equal to its Pro Rata Share of the Initial Loan in the amount specified next to such Lender’s name on Exhibit A attached hereto.

2.

(a)               In addition to the Initial Loan provided on the Closing Date, from time to time after the Closing Date, the Borrower may elect with the prior consent of the Collateral Agent to increase the aggregate amount of the Loans (each such increase, an “Additional Loan”), by notifying the Collateral Agent and the Lenders that the Borrower desires such increase, whereupon the Collateral Agent (if it consents to such increase) shall, at Borrower’s cost and expense, prepare the documentation required to implement any such Additional Loan; provided, however, that: (i) the total original principal amount of the Additional Loans shall not exceed an aggregate amount of $2,500,000; (ii) no Event of Default shall have occurred and be continuing either before or immediately after giving effect to such Additional Loan; (iii) Additional Loans shall only be provided by an existing Lender, affiliates of an existing Lender or other potential lenders approved by the Collateral Agent in its sole discretion; and (iv) any Lender may elect or decline, in its sole discretion, to provide any amount of any requested Additional Loan.

(b)               Additional Loans shall have the same terms as the existing Loans (including, without limitation, with respect to the maturity date, amortization and interest rate thereof). Additional Loans shall be structured as increases to the existing Loans and be the same tranche and class as such existing Loans, designed, in all cases, to be pari passu and fungible with all other Loans provided under the Agreement. All Additional Loans shall constitute “Loans” hereunder and shall be secured by the Collateral pro rata with the Loans in effect on the Closing Date. All prepayments and payments applicable to the Loans will be allocated among the Initial Loan and any Additional Loans on a pro rata basis.

(c)               Any Additional Loan shall be effected pursuant to one or more joinder agreements (any such joinder, an “Additional Loan Joinder”) executed and delivered by Borrower, the applicable Lenders providing such Additional Loan, and Collateral Agent, which Additional Loan Joinder shall be in substantially in the form of Exhibit B attached hereto. An Additional Loan Joinder may, with the consent of Collateral Agent and without the consent of any Lender, effect such conforming and other amendments to this Agreement as may be necessary or appropriate, in the reasonable judgment of Collateral Agent, to effect the provision of this Section.

3.                  The outstanding principal amount of the Loans shall bear interest at the rate of 1% per month. All accrued but unpaid interest shall be due and payable upon the occurrence of the Maturity Date (as defined below) or concurrently with any prepayment of the Loans made hereunder in an amount equal to the interest that accrued on the amount of the Loan so prepaid. All computations of interest shall be made on the basis of a year of 360 days and the actual number of days elapsed during the relevant period. Interest shall be calculated on a daily basis. All computations made by the Lenders under this Agreement shall be conclusive absent manifest error provided that the foregoing is not intended to limit the Borrower’s right to raise reasonable objections to any such calculations within a reasonable time period.

4.                  All principal of and interest on the Loans shall be due and payable upon the earlier of (i) completion of the Financing Round and (ii) February 12, 2023 (such earlier date, the “Maturity Date”). Upon occurrence of the Maturity Date, the Borrower shall immediately pay to each Lender by wire transfer of immediately available funds to an account designated by such Lender an aggregate amount equal to: (i) such Lender’s Pro Rata Share of the principal balance of the Loans being paid, (ii) all accrued but unpaid interest on such Lender’s Pro Rata Share of the principal balance of the Loans being paid to such Lender and (iii) all of the other Obligations due and owing to such Lender.

5.                  The Borrower may from time to time prepay the Loans in whole or in part, without penalty, together with accrued interest on the date of prepayment. Prepayments shall be applied to all Lenders on a ratable basis in accordance with the Pro Rata Share of each Lender’s Loans. Any amounts prepaid may not be reborrowed.

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6.                  All payments, including prepayments, by the Borrower shall be made to each Lender in U.S. Dollars at such location as may from time to time be designated to the Borrower in writing by such Lender, in immediately available funds. If any payment hereunder becomes due and payable on a day other than a day of which the banking institutions in New York, New York are authorized by law to be open for business (a “Business Day”) then payment shall be due and payable on the next succeeding Business Day.

7.                  The Borrower hereby grants to Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of the Obligations, security interests in, and pledges and collaterally assigns to Collateral Agent, for the ratable benefit of the Lender, the Collateral to the extent of the Borrower’s right, title or interest therein. The Collateral Agent is authorized to file, and the Borrower, at the Collateral Agent’s request, shall execute, if applicable, such UCC-1 financing statements as are deemed necessary by the Collateral Agent and such other instruments, assignments or documents as are necessary to perfect any security interest granted to the Collateral Agent in the Collateral and shall take any and all such other action as may be required to perfect or to continue the perfection of such security interest. Unless prohibited by applicable law, the Borrower hereby authorizes the Collateral Agent to execute and file any such financing statements, instruments, assignments or documents on the Borrower’s behalf. At Collateral Agent’s request, Borrower shall also promptly execute or cause to be executed and shall deliver to the Collateral Agent any and all documents, instruments and agreements deemed reasonably necessary by Collateral Agent to give effect to or carry out the terms or intent of the Loan Documents.

8.                  (a) The following capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to the terms set forth below:

“Collateral” shall mean (a) all of the Borrower’s inventory, whether now owned or existing or hereafter acquired or arising, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, wherever located, (b) all books and records related to such inventory and (c) all proceeds and products of the foregoing.

“Loan” shall mean the Initial Loan together with all Additional Loans provided hereunder, if any.

“Obligations” shall mean all amounts due, including advances, debts, indemnities, liabilities (including all Liabilities defined below), obligations, covenants, duties, interest, expenses, fees and any extensions, renewals or replacements thereof, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, in each case arising under this Agreement or any other Loan Document (as defined below), together with interest and any premiums, penalties and costs, expenses, attorneys’ fees and other fees and charges, including all fees, charges and other amounts accruing during the pendency of any proceeding of the type described in Section 11(d), whether or not allowed in such proceeding, provided for under this Agreement.

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“Pro Rata Share” shall mean, with respect to any Lender, the applicable percentage obtained by dividing (a) the aggregate outstanding principal amount of such Lender’s Loans by (b) the aggregate outstanding principal amount of the Loans of all Lenders.

“Required Lenders” shall mean Lenders having Pro Rata Shares the aggregate equivalent amount of which exceeds fifty percent (50%) of the outstanding principal amount of Loans.

“UCC” means, the Uniform Commercial Code, as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or creation or priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code, as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or creation or priority of a security interest.

(b) Collateral Agent and Lenders acknowledge that Borrower has previously granted security interests in substantially all of Borrower’s assets to certain investors (the “Investors”) pursuant to certain Secured Convertible Promissory Notes, the maturity date of each of which is March 31, 2021. Collateral Agent and Lenders hereby agree that until March 31, 2021, regardless of any priority otherwise available to the Collateral Agent and Lenders, Investors shall hold a priority security interest in the Collateral, and any security interest claimed therein by the Collateral Agent or Lenders shall be and remain fully subordinated for all purposes to the security interests of Investors therein for all purposes whatsoever until March 31, 2021, even in the event that Investors’ security interests are deemed unsecured, under-secured, subordinated, avoided or disallowed under the United States Bankruptcy Code or other applicable law.

9.                  It is the intent of the parties that no payments, charges, of interest or other expenses related hereto shall exceed the amounts prohibited under New York law, and if and in the event same should occur, then any and all interest charges shall be reduced to the maximum allowed by law, and any payments that have been made in excess of that permissible by law, shall either be credited against the principal of the Loans or otherwise refunded to the Borrower.

10.              Borrower agrees to pay all documentary stamps or other expenses incurred with relation to recording or filing fees and any and all liabilities with respect to stamp, recording, intangible tax, documentary stamps or other taxes, if any, which may be payable or determined to be payable in connection with the transactions contemplated hereby.

11.              Each of the following shall constitute an event of default (an “Event of Default”) hereunder:

(a)       Failure of Borrower to pay any amounts due to Lenders hereunder;

(b)       Failure of Borrower to perform or comply with any of the agreements, conditions, covenants, provisions or stipulations contained in this Agreement or any other Loan Document;

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(c)       Any assignment for the benefit of creditors made by the Borrower;

(d)       Appointment of a receiver, liquidator or trustee for the Borrower; the filing by or against the Borrower or if appointed without the consent of the Borrower, such receiver or trustee is not discharged within sixty (60) days or by or against the Borrower of any petition for bankruptcy pursuant to the United States Bankruptcy Code or any similar federal or state statute or the institution of any proceedings for the dissolution or liquidation of the Borrower or if instituted against the Borrower are consented to by it; or

(e)       Any material provision of this Agreement or any other Loan Document shall for any reason (other than as expressly permitted hereunder or thereunder) cease to be valid and binding on or enforceable against the Borrower shall so state in writing or bring an action to limit its obligations or liabilities hereunder or thereunder or this Agreement shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral (to the extent that such perfection or priority is required hereby) purported to be covered thereby or such security interest shall for any reason cease to be a perfected (to the extent perfection is required pursuant to the terms hereunder or thereunder) and first priority security interest;

Upon the occurrence of any Event of Default, the Required Lenders in their sole discretion, may (or, notwithstanding the foregoing, automatically upon the occurrence of an Event of Default pursuant to clause (d) above) declare the Obligations, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Obligations, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

12.              The Borrower represents and warrants to the Collateral Agent and the Lenders that:

(a)       The Borrower is a corporation duly formed, validly existing, and in good standing under the laws of the jurisdiction of its organization; has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in.

(b)       The execution, delivery, and performance by the Borrower of this agreement, and any documents executed therewith (collectively, the “Loan Documents”) has been duly authorized by all necessary action of the Borrower.

(c)       This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

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13.              The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Collateral Agent and the Lenders in connection with the preparation, execution, delivery and filing of this Agreement, the Loan Documents and financing statements and of any amendment, modification, or supplement to the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Collateral Agent and the Lenders incurred in connection with advising the Collateral Agent and the Lenders as to their right and responsibilities hereunder and for any document preparation and negotiation. The Borrower also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of this Agreement and the other Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to hold the Collateral Agent and Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

14.              The Borrower agrees to indemnify and hold harmless the Collateral Agent, the Lenders and their respective affiliates, officers, directors, employees, agents, managers of, and any person controlling any of, the foregoing (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities, obligations, expenses, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel in each appropriate jurisdiction) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of the execution, delivery, enforcement, performance, administration of or otherwise arising out of or incurred in connection with this Agreement, any other Loan Document or any transaction contemplated hereby or thereby, including the costs and expenses of enforcing the contractual and indemnification obligations of the Borrower (and regardless of whether or not any such transactions are consummated) (collectively, the “Liabilities”); except to the extent any such Liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence, bad faith or willful misconduct.

15.              This Agreement may not be modified or amended nor may any provision of this Agreement be waived except by a document in writing signed by the Borrower, the Collateral Agent and the Lenders. Except as otherwise provided herein, all notices, requests and demands to or upon the respective parties hereto, to be effective, shall be transmitted in writing by hand delivery, by first class certified or registered mail, or by overnight courier service, by facsimile transmittal, if agreeable between the parties, and/or addressed to the Collateral Agent, the Lenders or the Borrower, as the case may be, at such address as may be submitted by written notice of either party. Notice by overnight courier service, or hand delivery shall be effective upon receipt evidenced by a confirmation in writing. Notice pursuant to first class certified or registered mail shall be effective upon receipt and notice by facsimile, shall similarly be effective upon confirmation of receipt. No amendments to (or waivers of) this Agreement shall be effective without a written agreement signed by authorized officers/parties/representatives of the Collateral Agent, the Lenders and the Borrower.

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16.              This Agreement shall be binding upon and inure to the benefit of the Borrower, the Collateral Agent, the Lenders and each of their respective successors and assigns.

17.              Each Lender hereby appoints RGD Investissements S.A.S. to act on its behalf as Collateral Agent under this Agreement, and RGD Investissements S.A.S. hereby accepts its appointment as “Collateral Agent” hereunder and under each other Loan Document, acknowledges that it is bound by the terms and conditions of this Agreement and the other Loan Documents for the ratable benefit of the Lenders under the terms of this Agreement, as an agent for the Lenders for purposes of perfecting and maintaining the priority of the security interests in the Collateral. In accordance with the foregoing, the Collateral Agent and the Lenders agree as follows:

a.	The Collateral Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Collateral Agent (or any securities intermediary appointed to act on its behalf) in such capacity herein and only to the extent such liabilities result from the gross negligence or willful misconduct of Collateral Agent (or any securities intermediary appointed to act on its behalf). No implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of gross negligence or willful misconduct on the part of the Collateral Agent, the Collateral Agent may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Collateral Agent pursuant to and conforming to the requirements of this Agreement.

b.	The Collateral Agent shall not be charged with knowledge of any Event of Default unless a responsible officer of a Lender notifies the Collateral Agent in writing of the occurrence thereof.

c.	The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

d.	The Collateral Agent may rely on and shall be protected in acting or refraining from acting upon, any resolution, officer’s certificate, any report, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

e.	The Collateral Agent may consult with counsel of its choice with regard to questions arising out of or in connection with this Agreement or any of the Loan Documents, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Collateral Agent in good faith and in accordance therewith.

f.	The Collateral Agent shall not be responsible for the acts or omissions of the Borrower, the Lenders or any other person.

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g.	The Collateral Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control, provided, however, the Collateral Agent shall take reasonably appropriate measures to prevent any such acts from causing delays or failures in its performance under this Agreement. Such acts shall include, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, pandemics, nationalization, expropriation, currency restrictions, government regulations adopted after the date of this Agreement, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature.

h.	The Collateral Agent may consult with accountants or other experts with regard to questions arising out of or in connection with this Agreement, and the written advice or written opinion of such accountants or other experts chosen with due care shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Collateral Agent in reliance, in good faith, and in accordance therewith.

i.	The Collateral Agent may execute or perform any duties hereunder or under the other Loan Documents to which it is a party either directly or through agents, nominees, custodians or attorneys and shall not be responsible for any failure, breach or omission of (except for a failure, breach or omission resulting from willful misconduct or gross negligence on the part of) any agent, attorney, custodian or nominee so appointed with reasonable care.

j.	The Collateral Agent shall have no duties or responsibilities except those that are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Agent. The Collateral Agent shall be under no responsibility or duty with respect to the disposition of any Collateral while such Collateral is not in its custody or “control” (within the meaning of Section 8-106(d) of the UCC). If the Collateral Agent shall request instructions from the Lenders with respect to any act, action or failure to act in connection with and as set forth in this Agreement, the Collateral Agent shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Collateral Agent shall have received written instructions from the Required Lenders without incurring any liability therefore to the Lenders, the Borrower or any other person.

k.	The Collateral Agent may, to the extent reasonable, act in reliance upon any written communication of the Lenders concerning the delivery, custody or “control” (within the meaning of Section 8-106(d) of the UCC) of the Collateral pursuant to the Loans. The Collateral Agent does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Collateral.

l.	The Collateral Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except such notices or instructions as are herein provided for and orders entered by any court of competent jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon, under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Collateral Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside or vacated.

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m.	Any person into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which to Collateral Agent shall be a party, or any person succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

n.	The Collateral Agent may:

1.	resign as Collateral Agent under this Agreement upon at least 30 days’ prior written notice to the Borrower and the Lenders; or

2.	be removed at any time and for any reason upon at least thirty (30) days’ written notice from the Required Lenders, delivered to the Collateral Agent and the Borrower;

provided, however, that, without the consent of the Required Lenders, such resignation or removal shall not be effective until a successor Collateral Agent reasonably acceptable to the Required Lenders shall have accepted appointment as Collateral Agent and shall have agreed to be bound by the terms of this Agreement. The Collateral Agent (acting at the direction of the Required Lenders) shall appoint a successor Collateral Agent and will make reasonable efforts to appoint a successor Collateral Agent reasonably acceptable to the Borrower. If, however, a successor Collateral Agent is not appointed within sixty (60) calendar days after the notice of resignation or removal, the Collateral Agent may petition a court of competent jurisdiction (at the expense of the Borrower and, solely in connection with the removal of the Collateral Agent, the Lenders) for the appointment of a successor Collateral Agent.

o.	Upon the effectiveness of any such resignation or removal, the Collateral Agent shall promptly transfer to the successor Agent, all Collateral in its possession or “control” (within the meaning of Section 8-106(d) of the UCC).

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p.	Any successor Collateral Agent appointed shall (i) execute, acknowledge, and deliver to the predecessor Collateral Agent an instrument accepting such appointment under this Agreement and (ii) have been approved by the Required Lenders. Thereupon, the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Collateral Agent under this Agreement, with like effect as if originally named as Collateral Agent. The predecessor Collateral Agent shall, upon receipt of all fees and expenses owing to it deliver to the successor Collateral Agent all documents and statements and monies held by it under this Agreement; and the Borrower, the Collateral Agent, on behalf of the Lenders, and the predecessor Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Collateral Agent all such rights, powers, duties, and obligations, at which time the predecessor Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.

q.	The Lenders shall reimburse the Collateral Agent for the reasonable out-of-pocket expenses of the Collateral Agent incurred in transferring custody or “control” (within the meaning of Section 8-106(d) of the UCC) of any Collateral or related records to the successor Collateral Agent.

r.	After any predecessor Collateral Agent’s resignation or removal hereunder as Agent, the provisions of this Section 17 shall continue to inure to its benefit as to any action taken or omitted to be taken while it was Collateral Agent under this Agreement.

18.              This Agreement may be executed by one or more of the parties and any number of separate counterparts, and all said counterparts taken together shall be deemed and constitute one in the same instrument. Facsimile copies of executed counterparts shall be effective as originals.

19.              This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

20.              Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement of the other Loan Documents, or for recognition or enforcement of any judgment and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or the other Loan Documents shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement of the other Loan Documents against another party hereto or its properties in the courts of any jurisdiction.

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21.              BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

22.              ALL PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OTHER LOAN DOCUMENTS OR (C) THE COLLATERAL. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES HERETO, AND SAID PARTIES HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY THEM TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE PARTIES FURTHER REPRESENT THAT EACH HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT EACH HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE PARTIES FURTHER HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND THE FEDERAL COURTS IN NEW YORK AND AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR BROUGHT TO ENFORCE THE PROVISIONS OF THE NOTES, THIS AGREEMENT AND/OR ANY THE OTHER LOAN DOCUMENTSS MAY BE BROUGHT IN ANY SUCH COURT HAVING SUBJECT MATTER JURISDICTION.

23.              Section or paragraph headings in this Agreement are for convenience of reference only and do not affect the rights or obligations of any party hereto.

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24.              In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions in this Agreement.

25.              This Agreement together with the exhibits hereto, and those portions of the Agreement incorporated by reference herein, embody the entire agreement and understanding between the parties hereto and supersede all other agreements and understandings relating to the subject matter hereof.

26.              All representations and warranties made under this Agreement and in any document, instrument or certificate delivered pursuant thereto or in connection therewith shall survive the execution and delivery of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by themselves or by their duly authorized officers as of the day and year above written.

BIONIK LABORATORIES CORP.

Borrower

By	/s/ Richard Russo
Name:	Richard Russo
Title:	Chief Financial Officer

Administrative Address:

483 Bay Street, N105

Toronto, ON M5G2C9

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RGD INVESTISSEMENTS S.A.S.

Collateral Agent

By	/s/ Remi-Gaston-Dreyfus
Name:	Remi-Gaston-Dreyfus
Title:

Address:	46 rue Pierre Charron
F-75008 Paris, France

RGD INVESTISSEMENTS S.A.S.
Lender

By	/s/ Remi-Gaston-Dreyfus
Name:	Remi-Gaston-Dreyfus
Title:

Address:	46 rue Pierre Charron
F-75008 Paris, France

4 STAR
Lender

By	/s/ André-Jacques AUBERTON
Name:	André-Jacques AUBERTON
Title:	Président

Address:

Exhibit A

LOAN AMOUNT

Lender	Loan Amount
RGD INVESTISSEMENTS S.A.S	300,000 USD
4 STAR	200,000 USD

Exhibit B

[See Attached]

EXHIBIT B TO
TERM LOAN AND SECURITY AGREEMENT

[FORM OF] ADDITIONAL LOAN JOINDER

THIS ADDITIONAL LOAN JOINDER, dated as of _________ 2021(this “Joinder”), by and among [NAME OF LENDER(S)] (each an “Additional Lender” and collectively the “Additional Lenders”), BIONIK LABORATORIES Corp., a Delaware corporation (the “Borrower”) and RGD INVESTISSEMENTS S.A.S., a company organized under the laws of France, as Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to that certain Term Loan and Security Agreement, dated as of February 12, 2021 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Lenders party thereto from time to time and the Agent; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request Additional Loans by entering into one or more Additional Loan Joinders with the Additional Lenders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.      Additional Loan. Each Additional Lender hereby commits to provide its respective Additional Loan pursuant to Section 2 of the Credit Agreement in the amount opposite its name set forth on Schedule I annexed hereto, on the terms and subject to the conditions set forth herein.

2.      Confirmation. Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (ii) agrees that it will, independently and without reliance upon the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Collateral Agent to take such action as “Collateral Agent” on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

3.      Terms. The terms of the Additional Loan shall be identical to the terms of the Initial Loan set forth in the Credit Agreement (including, without limitation, with respect to maturity, amortization and interest) and shall be the same class and tranche as the Initial Loan.

4.      Proposed Borrowing. This Joinder represents Borrower’s request to borrow the Additional Loans set out below from the Additional Lenders as follows (the “Proposed Borrowing”):

(a)	Additional Loan: $[___]

(b)	Business Day of Proposed Borrowing: ___________, ____

5.      Additional Lenders. Each Additional Lender acknowledges and agrees that upon its execution of this Joinder and the making of the Additional Loans described herein that such Additional Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement, and shall be subject to and bound by the terms thereof and shall perform all the obligations of and shall have all rights of a Lender thereunder.

6.      Credit Agreement Governs. Except as set forth in this Joinder, Additional Loans shall otherwise be subject to the provisions of the Credit Agreement.

7.      Borrower’s Certifications. By its execution of this Agreement, the Borrower hereby certifies that: (i) no Event of Default exists immediately before or immediately after giving effect to the Additional Loans and (ii) immediately after giving effect to the Additional Loans, the aggregate outstanding principal amount of Loans under the Credit Agreement equals $[____],

8.      Notice. For purposes of the Credit Agreement, the initial notice address of each Additional Lender shall be as set forth below its signature below.

9.      Amendment, Modification and Waiver. This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

10.  Entire Agreement. This Joinder and the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

11.  GOVERNING LAW. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

12.  THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION PROVISION SET FORTH IN SECTION 18(b) (CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY THE LAW, ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ACCORDANCE WITH SECTION 18(d) (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT.

13.  Severability. If any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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14.  Counterparts. This Joinder may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Joinder by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Additional Loan Joinder.

[NAME OF ADDITIONAL LENDER]

By:

Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

BIONIK LABORATORIES CORP.,
as a Borrower

By:

Name:
Title:

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Consented to by:

RGD INVESTISSEMENTS S.A.S.,
as Collateral Agent

By
Name:	Remi Gaston-Dreyfus
Title:

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SCHEDULE I

ADDITIONAL LOANS

Lender	Loan Amount

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